UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 31, 2007

                           GREENE COUNTY BANCORP, INC.
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

            Federal                      0-25165                 14-1809721
------------------------------    ---------------------      -----------------
(State or Other Jurisdiction      (Commission File No.)     (I.R.S. Employer
   of Incorporation)                                         Identification No.)


302 Main Street, Catskill NY                                     12414
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code:  (518) 943-2600


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     As previously reported, effective December 31, 2007, Mr. Bruce P. Egger retired as Senior Vice President and Secretary of Greene County Bancorp, Inc. (the "Company") and The Bank of Greene County, the savings bank subsidiary of the Company.


Item 9.01.   Financial Statements and Exhibits.

        (a) Not Applicable.

        (b) Not Applicable.

        (c) Not Applicable.

        (d) Exhibits: None

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                  GREENE COUNTY BANCORP, INC.


DATE:  January 3, 2008            By:  /s/ Donald E. Gibson
                                       ----------------------------------
                                           Donald E. Gibson
                                           President and Chief Executive Officer